FINANCIAL EXPENSES, NET (Tables)	6 Months Ended
Jun. 30, 2019
Other Income and Expenses [Abstract]
Schedule of Financial Expenses, Net
	Six months ended June 30,
	2019	2018
	Unaudited
Income:

Foreign currency exchange differences	$79	$28
Interest on cash equivalents and restricted deposits	259	83

	338	111
Expenses:

Bank commissions and others	49	29
Foreign currency exchange differences	246	78
Interest on loans from banks and other credit balances	-	1

	(295)	(108)
Total financial income, net	$43	$3